                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934



                              November 30, 1999
              --------------------------------------------------
               Date of Report (Date of Earliest Event Reported)



                   TRANSCONTINENTAL REALTY INVESTORS, INC.
           --------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



        Nevada                        0-13291                    94-6565852
--------------------------------------------------------------------------------
(State of Incorporation)            (Commission                 (IRS Employer
                                     File No.)               Identification No.)



10670 North Central Expressway, Suite 300, Dallas, TX                    75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ---------------


                                Not Applicable
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

On November 30, 1999, Transcontinental Realty Investors, Inc. ("TCI") and Continental Mortgage and Equity Trust ("CMET") closed the merger of the two companies with TCI as the survivor. Pursuant to the merger, TCI acquired all of the outstanding shares of CMET in a tax-free exchange of shares. TCI issued
1.181 shares of TCI common stock for each outstanding share of beneficial interest of CMET.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

(a)  Pro forma financial information:

The following unaudited pro forma combined financial information of TCI and CMET presents the historical consolidated balance sheets and statements of operations of TCI and CMET after giving effect to the merger. The unaudited pro forma combined balance sheet data at September 30, 1999 gives effect to the merger as if it had occurred on September 30, 1999. The unaudited pro forma combined statements of operations for the nine months ended September 30, 1999 and the fiscal year ended December 31, 1998 gives effect to the merger as if it had occurred on January 1, 1998. These statements have been prepared on the basis of accounting for the merger as a purchase and are based on the assumption set forth in the notes thereto.

                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                              September 30, 1999

                                                             Historical                  Pro forma           Pro forma
                                                       -----------------------
                                                          TCI          CMET             Adjustments          Combined
                                                       ---------    ----------       -----------------    --------------
                                                                 (dollars in thousands, except per share)

            Assets
            ------

Notes and interest receivable                          $   1,761    $     649                               $    2,410
Less- allowances for estimated losses                       (293)        (250)                                    (543)
                                                       ---------    ---------                               ----------
                                                           1,468          399                                    1,867

Foreclosed real estate held for sale, net of
  accumulated depreciation                                   281        2,830                                    3,111

Real estate held for investment, net of accumulated
  depreciation                                           375,200      278,926        ${      500  (B)}         629,522
                                                                                      {  (25,104) (C)}

Investment in real estate entities                         1,669          -                                      1,669

Investment in marketable equity securities of
  affiliates, at market                                      -         14,109               (873) (D)           13,236

Cash and cash equivalents                                 16,254        3,965                                   20,219

Other assets                                              29,380       18,465             (1,459) (C)           46,386
                                                       ---------    ---------        -----------            ----------

                                                       $ 424,252    $ 318,694        $   (26,936)           $  716,010
                                                       =========    =========        ===========            ==========

                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                              September 30, 1999


                                                                    Historical            Pro forma          Pro forma
                                                            --------------------------
                                                                TCI           CMET       Adjustments         Combined
                                                            -----------   ------------  -------------       ----------
                                                                    (dollars in thousands, except per share)
Liabilities and Stockholders' Equity
Liabilities
  Notes and interest payable                               $   308,801    $   219,278                       $   528,079
  Other liabilities                                             12,672         12,006    $       500  (B)        25,178
                                                           -----------    -----------    -----------        -----------
                                                               321,473        231,284            500            553,257

Minority interest                                                  384            -              -                  384

Stockholders' Equity
TCI
Preferred Stock
  Series A; $01 par value; authorized, 6,000 shares;
   issued and outstanding 5,829 shares (liquidation
   preference $583)                                                -                                                -
  Common Stock; $.01 par value, authorized 10,000,000
   shares; issued and outstanding 3,881,503 shares
   historical; 8,549,903 shares pro forma                           39                     {      (1) (D)}           85
                                                                                           {      47  (A)}
Paid in capital                                                218,122                     {  60,800  (A)}      278,050
                                                                                           {    (872) (D)}
Accumulated distributions in excess of accumulated
   earnings                                                   (115,766)                                        (115,766)
CMET
  Shares of beneficial interest, no par value; authorized
   shares unlimited; issued and outstanding 4,021,180
   shares                                                                       8,058         (8,058) (A)           -
  Paid in capital                                                             257,121       (257,121) (A)           -
  Accumulated distributions in
   excess of accumulated
   earnings                                                                  (190,520)       190,520  (A)           -
  Net unrealized gains on marketable equity securities
   of affiliates                                                               12,751        (12,751) (A)           -
                                                           -----------    -----------    -----------        -----------
                                                               102,395         87,410        (27,436)           162,369
                                                           -----------    -----------    -----------        -----------

                                                           $   424,252    $   318,694    $   (26,936)       $   716,010
                                                           ===========    ===========    ===========        ===========

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                              September 30, 1999
                            (dollars in thousands)


Note A. To record the purchase price of CMET at its estimated fair value. Estimate fair value of 4,749,013 shares of TCI common stock at $12.8125 per share (the closing price on November 30, 1999) issued at the exchange rate of 1.181 share of TCI common stock for each of the 4,021,180 outstanding CMET shares of beneficial interest or $60,847.

Note B.   To record estimate of additional closing costs.

Note C. To record allocation of purchase price to assets and liabilities acquired as follows:

             Notes and interest receivable                         $      399
             Foreclosed real estate held for sale                       2,830
             Real estate held for investment                          253,822
             Investment in marketable equity securities of
               affiliates                                              14,109
             Cash and cash equivalents                                  3,965
             Other assets                                              17,006
             Notes and interest payable                              (219,278)
             Other liabilities                                        (12,006)
                                                                   ----------
                                                                   $   60,847
                                                                   ==========

          The adjustment to "Real estate held for investment" resulting from the above allocation is due to the application of purchase accounting, and is not indicative of the appraised value of such real estate.

Note D. To record retirement of 80,268 shares of TCI common stock included in the acquired CMET assets at CMET's carrying value (September 30, 1999 market value) of $873.

             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                 For the Nine Months Ended September 30, 1999


                                                             Historical            Pro forma      Pro forma
                                                   ---------------------------
                                                         TCI           CMET       Adjustments     Combined
                                                   ------------    -----------   -------------   ----------
                                                           (dollars in thousands, except per share)
Revenues
  Rents..........................................  $     57,628    $    49,764                  $   107,392
  Interest.......................................           297            316     $  (36) (C)          577
                                                   ------------    -----------     ------       -----------
                                                         57,925         50,080        (36)          107,969

Expenses
  Property operations............................        30,154         28,849                       59,003
  Interest.......................................        18,722         15,832                       34,554
  Depreciation...................................         8,737          6,073       (615) (A)       14,195
  Advisory fee...................................         2,220          1,826       (138) (B)        3,908
  Net income fee.................................         1,055            178         59  (D)        1,292
  General and administrative.....................         2,165          1,893                        4,058
                                                   ------------    -----------     ------       -----------
                                                         63,053         54,651       (694)          117,010
                                                   ------------    -----------     ------       -----------

(Loss) from operations...........................        (5,128)        (4,571)       658            (9,041)

Equity in income of investees....................         2,135            164                        2,299
Gain on sale of real estate......................        16,001          6,600                       22,601
                                                   ------------    -----------     ------       -----------
Net income.......................................        13,008          2,193        658            15,859
Preferred dividend requirement...................           (23)           -                            (23)
                                                   ------------    -----------     ------       -----------

Net income applicable to Common shares...........  $     12,985    $     2,193     $  658       $    15,836
                                                   ============    ===========     ======       ===========

Earnings per share
Net income.......................................  $       3.35    $       .55                  $      1.85
                                                   ============    ===========                  ===========

Weighted average shares used in computing
earnings per share...............................     3,879,954      4,022,199                    8,549,903
                                                   ============    ===========                  ===========

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                 For the Nine Months Ended September 30, 1999
                            (dollars in thousands)



Note A. To adjust depreciation for the $24,604 write down of the acquired real estate held for investment, amortized over such assets' 30 year estimated average remaining useful life.

Note B. To adjust the .75% per annum advisory fee for the $24,604 write down of the acquired real estate held for investment.

Note C. To eliminate the divided income of $.15 per share, on the 80,268 shares of TCI common stock acquired with CMET's assets and retired.

Note D. To adjust the 7.5% net income fee for the effects of the items described in Notes A, B and C, above.

             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1998


                                                         Historical            Pro forma        Pro forma
                                                 --------------------------
                                                     TCI           CMET       Adjustments       Combined
                                                 -----------    -----------  -------------    ------------
                                                           (dollars in thousands, except per share)
Revenues
  Rents.......................................   $    69,829    $    63,593                    $   133,422
  Interest....................................           807            698     $   (48) (C)         1,457
                                                 -----------    -----------     -------        -----------
                                                      70,636         64,291         (48)           134,879

Expenses
  Property operations.........................        38,282         37,368                         75,650
  Interest....................................        22,797         21,362                         44,159
  Depreciation................................        10,691          8,095        (832) (A)        17,954
  Advisory fee................................         1,962          1,507        (187) (B)         3,282
  Net income fee..............................           558             28          76  (D)           662
  General and administrative..................         2,312          2,305                          4,617
  Provision for losses........................           -             (506)                          (506)
                                                 -----------    -----------     -------        -----------
                                                      76,602         70,159        (943)           145,818
                                                 -----------    -----------     -------        -----------


(Loss) from operations........................        (5,966)        (5,868)        895            (10,939)
Equity in income of investees.................           288            157                            445
Gain on sale of real estate...................        12,584          6,058                         18,642
                                                 -----------    -----------     -------        -----------

Net income....................................         6,906            347         895              8,148
Preferred dividend requirement................            (1)           -                               (1)
                                                 -----------    -----------     -------        -----------

Net income applicable to Common shares........   $     6,905    $       347     $   895        $     8,147
                                                 ===========    ===========     =======        ===========

Earnings per share
Net income....................................   $      1.78    $       .09                    $       .95
                                                 ===========    ===========                    ===========

Weighted average shares used in computing
  earnings per share..........................     3,876,797      4,012,614                      8,615,694
                                                 ===========    ===========                    ===========

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1998
                            (dollars in thousands)

Note A. To adjust depreciation for the $24,971 write down of the acquired real estate held for investment, amortized over such assets' 30 year estimated average remaining useful life.

Note B. To adjust the .75% per annum advisory fee for the $24,971 write down of the acquired real estate held for investment.

Note C. To eliminate the divided income of $.60 per share, on the 80,268 shares of TCI common stock acquired with CMET's assets and retired.

Note D. To adjust the 7.5% net income fee for the effects of the items described in Notes A, B and C, above.

------------------------------------------

(b)  Financial statements of property acquired:

Exhibit
Number                         Description
-------   ----------------------------------------------------------------------

 99.0 Audited Consolidated Financial Statements of Continental Mortgage and Equity Trust for the year ended December 1998 (incorporated by reference to Item 8. of Continental Mortgage and Equity Trust's Annual Report on Form 10-K, dated March 25, 1999.

 99.1 Unaudited Consolidated Financial Statements of Continental Mortgage and Equity Trust for the nine months ended September 30, 1999 (incorporated by reference to Item 1. of Continental Mortgage and Equity Trust's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, dated November 12, 1999).

                                SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                     TRANSCONTINENTAL REALTY INVESTORS, INC.



Date:   December 13, 1999            By:     /s/ Thomas A. Holland
     ------------------------           -----------------------------------
                                        Thomas A. Holland
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial and
                                        Accounting Officer)

                                      11